UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 5, 2018
Date of Report (date of earliest event reported)
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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38069 (Commission File Number)	26-2922329 (I.R.S. Employer Identification Number)
395 Page Mill Road Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On December 5, 2018, Cloudera, Inc. (the "Company") issued a press release and held a conference call announcing its results for the quarter ended October 31, 2018 and providing its business outlook. A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript from the Company’s conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibits 99.1 and 99.2 to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated December 5, 2018
99.2	Transcript from the Company’s conference call held on December 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2018	CLOUDERA, INC

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer